                                                                   EXHIBIT 10



                         INDEPENDENT AUDITOR'S CONSENT


We consent to the use in this Post-Effective Amendment No. 9 to Registration Statement No. 33-19293 of Presidential Variable Account One on Form N-4 of our report dated February 11, 1997 relating to Presidential Life Corporation for the year ended December 31, 1996 and to the reference to us under the heading "Independent Accountants" appearing in the Statement of Additional Information of such Registration Statement.


DELOITTE & TOUCHE LLP
New York, New York
April 25, 1997

                                                                    EXHIBIT 10



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Presidential Variable Account One of Presidential Life Insurance Company, of our report dated February 14, 1997 relating to the financial statements of Presidential Variable Account One of Presidential Life Insurance Company, which appears in such Statement of Additional Information. We also consent to the reference to us under the heading "Independent Accountants" in such Statement of Additional Information.



PRICE WATERHOUSE LLP
Los Angeles, California
April 25, 1997